UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2019

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34236	11-3054851
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Wilbur Street	11563
Lynbrook, NY
(Address of principal executive offices	(Zip Code)

Registrant’s telephone number, including area code: 516.593.7000

N/A
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2019 (the “Effective Date”), the Company announced that (i) Dr. Ronald Law, the Company’s Senior Vice President of Business Development, would be assisting Mr. Thomas L. Wegman, the Company’s President, with day-to-day operations of the Company and (ii) the Company’s Board of Directors has designated Dr. Law as an executive officer of the Company, as of the Effective Date.

Dr. Law, age 66, has served in his current role with the Company since November 2018, prior to which he served as a consultant to the Company since July 2018. Previously, Dr. Law was the Chief Strategy Officer of Oramed Pharmaceuticals Inc., where he was responsible for the development of execution of scientific and business collaborations and partnerships, as well as the identification of new targets and indications for its platform oral peptide delivery technology and pipeline expansion Prior to that, he was a scientific consultant in oncology at Third Coast Therapeutics, a diabetes consultant at Doctor Evidence, and a business development consultant at PharmaIN Corporation. He also held several leadership and strategic roles at Takeda Pharmaceuticals International, spanning U.S. Medical Affairs, Global Medical Affairs, Corporate Strategic Planning, Global Scientific Affairs and Intelligence, and R&D External Innovation, most recently serving as Vice President, of New Frontier Science. Dr. Law holds a Ph.D. in Molecular Biology from University of California at Los Angeles, a J.D. from the Whittier College School of Law, and both an M.S. and B.S. in Biological Sciences from the University of Illinois at Chicago.

Item 8.01 Other Events

On the Effective Date, Mr. Thomas L. Wegman issued a letter to colleagues and shareholders updating them on his medical condition. A copy of his letter is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description
99.1	Letter from Thomas L. Wegman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioSpecifics Technologies Corp.

	By:	/s/ Carl A. Valenstein
Carl A. Valenstein
Corporate Secretary

Dated: January 24, 2019